UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 20, 2013

Presidential Realty Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	1-8594	13-1954619
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

1430 Broadway, Suite 503, New York, New York		10018
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (914) 948-1300

No change since last Report

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Section 1	Registrant’s Business and Operations
Item 1.01.

Entry into a Material Definitive Agreement

On April 4, 2012, a mortgage foreclosure action was filed in the Court of First Instance, San Juan Superior Part, in the Commonwealth of Puerto Rico to foreclose on Presidential Realty Corporation’s (the “Company” or “Presidential”) Hato Rey property. The Company’s wholly owned subsidiary, PDL, Inc., is the general partner of PDL, Inc. & Associates, Limited Co-partnership, the owner of the property, and the Company’s wholly owned subsidiary, Presidential Matmor Corporation., is a limited partner of the partnership.

The action also sought judgments against PDL, Inc., the Company, Lester Cohen and F.D. Rich Company of Puerto Rico, Inc. under the terms of certain guarantees issued by them in connection with the mortgage loans, for alleged physical waste to the property and, the costs of certain repairs to the property of not less than $1,100,000 and the reasonable legal costs and expenses in connection with the enforcement of the loan documents.

As previously reported, on September 23, 2013, U.S. Bank National Association, as trustee, as successor-in-interest to Bank of America, National Association, as trustee for the Registered Holders of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 1998-C1, acting by and through Berkadia Commercial Mortgage LLC in its capacity as special servicer pursuant to the pooling and servicing agreement dated October 11, 1998 took possession of the Hato Rey property pursuant to a foreclosure judgment and subsequently sold the property.

On December 18, 2013, GS II SERIES 1998 C-1 HOME MORTGAGE PLAZA HATO REY LLC, (hereinafter “GS II”), a Delaware corporation, represented herein by U.S. Bank National Association, as Successor Trustee, successor-in-interest to Bank of America, N.A. (successor-by-merger to LaSalle National Bank Association, f/k/a LaSalle National Bank), as Trustee for the Registered Certificateholders of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 1998-C1, its  Sole Member, represented in turn by Key Bank National Association, and Presidential Realty Corporation, entered into a Settlement and Release Agreement. Pursuant to the Settlement Agreement, GS II, the owner of the claims in the litigation and under the guarantees, PDL, Inc. and Presidential released each other and their respective officers, directors and affiliates from any claims each may have against the other, including any liability under the litigation and the guarantees. GS II also agreed to release the other guarantors from any claims GS II may have against those guarantors, including any liability under the litigation and the guarantees. GS II agreed to terminate the action against the guarantors, with prejudice, and in turn, Presidential Realty Corporation made a one-time payment of $200,000 to GS II.

Section 9	Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits
(d) Exhibits
10. Settlement and Release Agreement dated December 18, 2013 between GS II SERIES 1998 C-1 HOME MORTGAGE PLAZA HATO REY LLC, (hereinafter “GS II”), a Delaware corporation, represented herein by U.S. Bank National Association, as Successor Trustee, successor-in-interest to Bank of America, N.A. (successor-by-merger to LaSalle National Bank Association, f/k/a LaSalle National Bank), as Trustee for the Registered Certificate holders of GS Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 1998-C1, its Sole Member, represented in turn by Key Bank National Association, and Presidential Realty Corporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2013	PRESIDENTIAL REALTY CORPORATION

	By:	/s/ Alexander Ludwig
Alexander Ludwig
President

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